AETNA SERIES FUND, INC.

                            CERTIFICATE OF CORRECTION


                  AETNA SERIES FUND, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Department") that:

                   FIRST: On July 14, 1999, the Corporation filed with the Department, Articles Supplementary (the "Articles Supplementary") which provided, among other things, that the Board of Directors had designated and classified 1,200,000,000 shares of the authorized but unissued capital stock of the Corporation into two new series as follows:


                                                               Number of                        Number of
Name of Series                                              Class of Series                  Shares Allocated

Aetna Principal Protection Fund I                               Class A                         100,000,000
                                                                Class B                         100,000,000

Brokerage Cash Reserves                                                                       1,000,000,000

                   SECOND:  The  Corporation  is the only party to the  Articles
       Supplementary.

                   THIRD: The Articles Supplementary contain a typographical error, error of transcription or other error and the Corporation desires to correct such error by filing this Certificate of Correction.

                   FOURTH: The error consists of the omission of one article of the Articles Supplementary which should have been designated as Article
       Fifth of the Articles Supplementary, and the incorrect designation of existing Articles Fifth, Sixth and Seventh of the Articles Supplementary which read as follows:

                  FIFTH: The shares of the Corporation authorized and classified pursuant to paragraphs FIRST and SECOND of these Articles Supplementary have been so authorized and classified by the Board of Directors under the authority contained in the charter of the Corporation. The total number of shares of capital stock that the Corporation has authority to issue has been increased by the Board of Directors in accordance with
       Section 2-105(c) of the Maryland General Corporation Law.

                  SIXTH:   Immediately  prior  to  the  effectiveness  of  these
       Articles Supplementary, the Corporation had the authority to issue twelve billion,  six hundred  million  (12,600,000,000)  shares of capital stock with a par value of $0.001 per share and with an  aggregate  par value of twelve million, six hundred thousand dollars  ($12,600,000.00),  of which the Board of Directors had designated and classified eleven billion,  six hundred million (11,600,000,000) shares as follows:

                 Name of Series                                   Name of                        Number of
                                                              Class of Series                 Shares Allocated

             AETNA MONEY MARKET FUND                             Class I                           1,000,000,000
                                                                 Class A                           1,000,000,000
                                                                 Class B                           1,000,000,000
                                                                 Class C                           1,000,000,000

             AETNA BOND FUND                                     Class I                             100,000,000
                                                                 Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA BALANCED FUND                                 Class I                             100,000,000
                                                                 Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA GROWTH AND                                    Class I                             100,000,000
             INCOME FUND                                         Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA INTERNATIONAL FUND                            Class I                             200,000,000
                                                                 Class A                             200,000,000
                                                                 Class B                             200,000,000
                                                                 Class C                             200,000,000

             AETNA GOVERNMENT FUND                               Class I                             100,000,000
                                                                 Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA SMALL COMPANY FUND                            Class I                             100,000,000
                                                                 Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA GROWTH FUND                                   Class I                             100,000,000
                                                                 Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000




             AETNA ASCENT FUND                                   Class I                             100,000,000
                                                                 Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA CROSSROADS FUND                               Class I                             100,000,000
                                                                 Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA LEGACY FUND                                   Class I                             100,000,000
                                                                 Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA INDEX PLUS                                    Class I                             100,000,000
             LARGE CAP FUND                                      Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA INDEX PLUS BOND FUND                          Class I                             100,000,000
                                                                 Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA INDEX PLUS                                    Class I                             100,000,000
             MID CAP FUND                                        Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA MID CAP FUND                                  Class I                             100,000,000
                                                                 Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA INDEX PLUS                                    Class I                             100,000,000
             SMALL CAP FUND                                      Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA HIGH YIELD FUND                               Class I                             100,000,000
                                                                 Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000


             AETNA REAL ESTATE SECURITIES FUND                   Class I                             100,000,000
                                                                 Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000

             AETNA VALUE                                         Class I                             100,000,000
             OPPORTUNITY FUND                                    Class A                             100,000,000
                                                                 Class B                             100,000,000
                                                                 Class C                             100,000,000


                  SEVENTH:  Immediately  following  the  effectiveness  of these
       Articles  Supplementary,  the  Corporation  will have  authority to issue thirteen  billion,  eight  hundred  million  (13,800,000,000)  shares  of capital  stock with a par value of $0.001 per share and with an aggregate
       par  value  of  thirteen   million,   eight  hundred   thousand   dollars
       ($13,800,000.00)  of which  the Board of  Directors  has  designated  and classified twelve billion, eight hundred million  (12,800,000,000) shares
       as  set  forth  in  paragraphs   SECOND  and  SIXTH  of  these   Articles
       Supplementary  and of which one  billion  (1,000,000,000)  shares  remain unclassified.




                  FIFTH: As corrected,  Articles Fifth,  Sixth, Seventh and  new
Article Eighth of the Articles Supplementary now read as follows:

                  FIFTH: In addition to the preferences,  rights, voting powers, restrictions,  limitations  as to dividends,  qualifications,  conversion rights and terms and  conditions of  redemption  described  therein,  all shares of the Aetna Principal  Protection Fund I Series ("APPF I Series")
       will  be  subject  to  mandatory  redemption  by the  Corporation  on the
       Maturity  Date of the Series  which  shall be  October  6,  2004.  On the
       Maturity  Date, the APPF I Series shall have the  obligation,  subject to the conditions and limitations set forth in this Article FIFTH, to pay to
       each   shareholder   of  the  APPF  I  Series,   in  redemption  of  such
       shareholder's  shares of the APPF I Series,  the  greater  of (i) the net asset value per share of such  shareholder's  shares of the APPF I Series as of the Maturity Date or (ii) the Guarantee Per Share,  the calculation of which is described in the  Corporation's  Registration  Statement  (as
       referred  to  below),  multiplied  by the  number of shares of the APPF I
       Series held by such  shareholder  on the Maturity Date.  Shares  redeemed prior to the Maturity  Date will receive the per share net asset value as of the date of redemption  but shall not be entitled to the Guarantee Per
       Share.  The  obligation  of the APPF I  Series  described  in the  second preceding  sentence shall be payable solely from the assets of the APPF I
       Series,  which include an insurance policy purchased and to be maintained by the  Corporation  on  behalf of the APPF I Series  and  issued by MBIA
       Insurance Corporation ("MBIA").  The aforesaid insurance policy provides, among other  things,  that if on the Maturity  Date the APPF I Series has insufficient  assets  (excluding  the  insurance  policy and the proceeds therefrom) available to pay shareholders amounts upon redemption of their shares  in  accordance  with the  aforesaid  obligation,  MBIA  will make payments  to the APPF I Series  under the  insurance  policy in an amount sufficient  to  permit  the  APPF  I  Series  to  fulfill  the  aforesaid obligation. Nothing herein shall entitle any shareholder of APPF I Series or MBIA to any assets of the  Corporation  other than those of the APPF I
       Series,  or impose any liability on the  Corporation  or its directors by reason of any breach or default  by MBIA  under the  aforesaid  insurance policy. All capitalized terms not otherwise defined herein shall have the meanings  ascribed  to them in the  Registration  Statement  on Form N-1A
       (File No.  33-41694)  as filed  with the  United  States  Securities  and
       Exchange Commission with respect to the APPF I Series.

                  SIXTH: The shares of the Corporation authorized and classified pursuant to paragraphs FIRST and SECOND of these Articles Supplementary have been so authorized and classified by the Board of Directors under the authority contained in the charter of the Corporation. The total number of shares of capital stock that the Corporation has authority to issue has been increased by the Board of Directors in accordance with
       Section 2-105(c) of the Maryland General Corporation Law.

                  SEVENTH:  Immediately  prior  to the  effectiveness  of  these
       Articles  Supplementary,  the  Corporation  had the  authority  to  issue thirteen  billion,  eight  hundred  million  (13,800,000,000)  shares  of capital  stock with a par value of $0.001 per share and with an aggregate
       par  value  of  thirteen   million,   eight  hundred   thousand   dollars
       ($13,800,000.00),  of which the Board of  Directors  had  designated  and classified twelve billion, eight hundred million  (12,800,000,000) shares as follows:

          Name of Series                                        Name of                       Number of
                                                           Class of Series               Shares Allocated

       AETNA MONEY MARKET FUND                                Class I                         1,000,000,000
                                                              Class A                         1,000,000,000
                                                              Class B                         1,000,000,000
                                                              Class C                         1,000,000,000
       AETNA BOND FUND                                        Class I                           100,000,000
                                                              Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA BALANCED FUND                                    Class I                           100,000,000
                                                              Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA GROWTH AND                                       Class I                           100,000,000
       INCOME FUND                                            Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA INTERNATIONAL FUND                               Class I                           200,000,000
                                                              Class A                           200,000,000
                                                              Class B                           200,000,000
                                                              Class C                           200,000,000

       AETNA GOVERNMENT FUND                                  Class I                           100,000,000
                                                              Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA SMALL COMPANY FUND                               Class I                           100,000,000
                                                              Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA GROWTH FUND                                      Class I                           100,000,000
                                                              Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA ASCENT FUND                                      Class I                           100,000,000
                                                              Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA CROSSROADS FUND                                  Class I                           100,000,000
                                                              Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000


       AETNA LEGACY FUND                                      Class I                           100,000,000
                                                              Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA INDEX PLUS                                       Class I                           100,000,000
       LARGE CAP FUND                                         Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA INDEX PLUS BOND FUND                             Class I                           100,000,000
                                                              Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA INDEX PLUS                                       Class I                           100,000,000
       MID CAP FUND                                           Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA MID CAP FUND                                     Class I                           100,000,000
                                                              Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA INDEX PLUS                                       Class I                           100,000,000
       SMALL CAP FUND                                         Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA HIGH YIELD FUND                                  Class I                           100,000,000
                                                              Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA REAL ESTATE SECURITIES FUND                      Class I                           100,000,000
                                                              Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000

       AETNA VALUE                                            Class I                           100,000,000
       OPPORTUNITY FUND                                       Class A                           100,000,000
                                                              Class B                           100,000,000
                                                              Class C                           100,000,000


                  EIGHTH:  Immediately  following  the  effectiveness  of  these
       Articles  Supplementary,  the  Corporation  will have  authority to issue thirteen  billion,  eight  hundred  million  (13,800,000,000)  shares  of capital  stock with a par value of $0.001 per share and with an aggregate
       par  value  of  thirteen   million,   eight  hundred   thousand   dollars
       ($13,800,000.00)  of which  the Board of  Directors  has  designated  and classified twelve billion, eight hundre million  (12,800,000,000)  shares
       as  set  forth  in  paragraphs   SECOND  and  SIXTH  of  these   Articles
       Supplementary  and of which one  billion  (1,000,000,000)  shares  remain unclassified.

                  SIXTH: This Certificate of Correction does not alter the wording of any resolution which was adopted by the Board of Directors or the stockholders of the Corporation or make any other change or amendment which would not have complied in all respects with the requirements of the Maryland
General Corporation Law at the time the Articles Supplementary were filed.

                  SEVENTH:   The   undersigned   President  of  the  Corporation
acknowledges  this  Certificate  of  Correction  to be the  corporate act of the
Corporation  and, as to all matters or facts required to be verified under oath, the  undersigned  President  acknowledges  that,  to the best of his  knowledge, information  and  belief,  these  matters  and  facts  are true in all  material respects and that this statement is made under the penalties of perjury.

                  IN  WITNESS   WHEREOF,   the   Corporation   has  caused  this
Certificate  of  Correction  to be executed in its name and on its behalf by its
President and attested to by its Secretary on this 22nd day of September, 1999.


                                                     AETNA SERIES FUND, INC.



                                                     By /s/ J. Scott Fox
                                                        ------------------------
                                                            J. Scott Fox
                                                            President


ATTEST:


/s/ Amy R. Doberman
-----------------------------
Amy R. Doberman
Secretary